UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 17, 2011
Date of Report (date of earliest event reported)
VALENCE TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)
Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
12303 Technology Boulevard, Suite 950 Austin, Texas 78727
(Address of principal executive offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On June 17, 2011, Valence Technology, Inc. (the “Company”) entered into an Amendment No. 4 to At Market Issuance Sales Agreement (the “Amendment”) with Wm Smith & Co., as sales agent (the “Sales Agent”), which Amendment amended the terms of that certain At Market Issuance Sales Agreement dated February 22, 2008, as previously amended (the “Sales Agreement”).

The Amendment provides, among other things, that the number of shares of the Company’s common stock which may be issued and sold in a series of transactions over time as the Company may direct through the Sales Agent is increased from 20,000,000 shares to 30,000,000 shares.  As of June 17, 2011, the Company has sold 19,226,421 shares of its common stock under the Sales Agreement and 10,773,579 shares remain available for issuance and sale under the Sales Agreement, as modified by the Amendment.

Sales of shares of the Company’s common stock, if any, may be made in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, which includes sales made directly on The NASDAQ Stock Market, the existing trading market for the Company’s common stock, or sales made to or through a market maker other than on an exchange. The Sales Agent will make all sales on a best efforts basis using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agent and the Company.

Unless the Company and the Sales Agent agree to a lesser amount with respect to certain persons or classes of persons, the compensation to the Sales Agent for sales of common stock sold pursuant to the Sales Agreement will be 6.0% of the gross proceeds of the sales price per share.

The summary of the terms of the Amendment is qualified in its entirety by the text of the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 5.1	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
Exhibit 10.1	Amendment No.4 to At Market Issuance Sales Agreement, dated June 17, 2011, by and between Valence Technology, Inc. and Wm Smith & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: June 17, 2011	By:	/s/ Roger A. Williams
Roger A. Williams
General Counsel and Secretary

EXHIBIT INDEX

Exhibit 5.1	Legal Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
Exhibit 10.1	Amendment No. 4 to At Market Issuance Sales Agreement, dated June 17, 2011, by and between Valence Technology, Inc. and Wm Smith & Co.